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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 19, 1995



                    MORGAN STANLEY GROUP INC.
     (Exact name of registrant as specified in its charter)



      Delaware               1-9085              13-2838811
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)            Identification
  incorporation or                                Number)
   organization)

      1251 Avenue of the Americas, New York, New York 10020
   (Address of principal executive offices including zip code)


Registrant's telephone number, including area code: (212) 703-4000

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
Item 5.  Other Events

     Attached and incorporated herein by reference as Exhibit 99 is a press release regarding expected earnings for the fiscal quarter ending January 31, 1995.


Item 7(c).  Exhibits

99. Press release dated January 19, 1995 regarding expected earnings for the fiscal quarter ending January 31, 1995.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY GROUP INC.
                                   Registrant




                                   /s/Patricia A. Kurtz
                                   ---------------------
                                   Patricia A. Kurtz
                                   Assistant Secretary



Date:     January 19, 1995
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                        Index to Exhibits

                                                Sequentially
Exhibit No.      Description                    Numbered Pages
- -----------      -----------                    --------------
99.              Press release dated January
                 19, 1995 regarding expected
                 earnings for the fiscal
                 quarter ending January 31,
                 1995.